UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2012
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 21, 2012, Idaho Power Company ("Idaho Power") filed an application with the Idaho Public Utilities Commission ("IPUC") requesting the temporary suspension during 2013 of two demand response programs that Idaho Power had previously implemented to reduce peak-hour loads. The application and the testimony that accompanies the application include a discussion of the results of preliminary studies conducted in connection with Idaho Power's 2013 Integrated Resource Plan, which Idaho Power expects to file with the IPUC in June 2013. The Integrated Resource Plan is a biennial process that seeks to estimate Idaho Power’s loads and resources for a 20-year period, analyzes potential supply-side and demand-side resource options, and identifies potential near-term and long-term actions. The application and testimony provides that Idaho Power has completed an Integrated Resource Plan load and resource balance for the 2013 to 2032 period. After application of a number of assumptions and based on a scenario described in the testimony (which excludes demand response programs and power capacity from the proposed Boardman-to-Hemingway 500-kV transmission line), the peak-hour load and resource balance indicates no peak-hour load deficit until 2016, which under those assumptions eliminates the need for near-term peak-hour resources like demand response programs or new near-term supply-side resources. A copy of the application and accompanying testimony is available on the IPUC's website, www.ipuc.gov. The information contained on the IPUC's website is neither a part of nor incorporated by reference into this report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K, and the application and testimony referred to in this Current Report on Form 8-K, contain (and other associated oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include anticipated peak-hour loads; Idaho Power's need for, and the timing of, demand-side and supply-side resources; and the contents of and timing of filing of Idaho Power's Integrated Resource Plan. In addition, any other statements that express or involve discussions as to expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "may result," "may continue," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include those set forth in IDACORP's and Idaho Power's most recent Annual Report on Form 10-K and other reports filed by IDACORP and Idaho Power with the U.S. Securities and Exchange Commission, which are available on IDACORP's website and are on file with the U.S. Securities and Exchange Commission. In regards to load and resource forecasts and the need for, and timing of, demand-side and supply-side resources, factors that could cause actual results or outcomes to differ from those contained in forward-looking statements include population growth rates in Idaho Power's service territory, the energy loads of existing and new customers, energy efficiency activities, hydroelectric generation conditions, wholesale power prices, fuel costs and availability, construction costs, available transmission capacity, legislative power purchase mandates, the imposition of renewable energy requirements, and the impacts of state and federal regulatory decisions. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  December 21, 2012
IDACORP, INC.
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Executive Vice President - Administrative Services and Chief Financial Officer

IDAHO POWER COMPANY
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Financial Officer